                                                                    Exhibit 10.5


                                 FIBERITE, INC.
                     MANAGEMENT INCENTIVE COMPENSATION PLAN


1.       Scope and Purpose.

         The purpose of the Fiberite, Inc. Management Incentive Compensation Plan ("Plan") is to provide a reward and incentive to certain management employees of Fiberite, Inc. for their efforts in increasing the earnings of Fiberite, Inc.

2.       Definitions.

         2.1 "Covered Employees" for a given Plan Year shall mean those Fiberite, Inc. employees who (i) complete at least 30 days of service for Fiberite, Inc. during the Plan Year and (ii) are classified in pay grade 35 or above at any time during the Plan Year.

         2.2 "EBITDA" shall mean for the Plan Year the earnings of Fiberite, Inc. before interest, taxes, depreciation and amortization as shown on the end-of-the-year internal unaudited financial statements.

         2.3 "EBITDA Commitment" shall mean the EBITDA goal for Fiberite, Inc. for the Plan Year as set by the Board of Directors of Fiberite, Inc. The Board of Directors of Fiberite, Inc. may, in its sole discretion, revise the EBITDA Commitment during the Plan Year to take into account extraordinary events.

         2.4 "Plan Year" shall mean the calendar year.

         2.5 "Salary" shall mean a Covered Employee's salary (exclusive of bonuses, awards or other add-ons) for the Plan Year.

3.       Incentive Compensation.

         The payment of incentive compensation under this Plan for any Plan Year is contingent upon the EBITDA for the Plan Year equalling or exceeding 91% of the EBITDA Commitment for such Plan Year. After the close of the Plan Year, the EBITDA for the Plan Year shall be determined. If the EBITDA for the Plan Year does not equal or exceed 91% of the EBITDA Commitment for such Plan Year, then no incentive compensation shall be payable under the Plan for the Plan Year. If the EBITDA for the Plan Year equals or exceeds 91% of the EBITDA Commitment for such Plan Year, then Covered Employees shall be entitled to incentive compensation under the Plan, as determined in accordance with Article 4.


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4.       Calculation of Incentive Compensation.

         Incentive compensation for Covered Employees shall be calculated according to the provisions of this Article 4.

         4.1 For each Covered Employee, the incentive compensation payable under the Plan for a particular Plan Year shall be determined by (i) multiplying (a) the Covered Employee's Salary times (b) the Pay Grade Factor as set forth in the Table in Section 4.2, times (c) the EBITDA Realization Multiplier as set forth in Section 4.3, and (ii) adjusting the resulting product by multiplying such amount by the Management Factor described in Section 4.4. This formula can be stated as:

         Incentive Compensation = (Salary X Pay Grade Factor X
                                          EBITDA Realization Multiplier) X
                                          (Management Factor)

         4.2 Pay Grade Factor. The Pay Grade Factor to be applied is as follows:

                    Covered
                    -------
              Employee's Pay Grade                Factor (%)
              --------------------                ----------
                   35 or 36                           5 %
                   37 or 38                           10 %
                   39                                 20 %

If a Covered Employee is employed at more than one Pay Grade at any time during the Plan Year, the Pay Grade Factor shall be adjusted as necessary to account for the different Pay Grades. For example, if a Covered Employee is employed one-half of a Plan Year at Pay Grade 36 and one-half of the Plan Year at Pay Grade 37, the Covered Employee's Pay Grade Factor for such Plan Year shall be 7.5%.

         4.3 EBITDA Realization Multiplier. The EBITDA Realization Multiplier is based upon the ratio of the EBITDA to the EBITDA Commitment for the Plan Year, according to the following formulae:

             4.3.1 If the EBITDA for the Plan Year is less than 91% of the EBITDA Commitment for the Plan Year, the EBITDA Realization Multiplier is 0 and no incentive compensation is payable under the Plan for the Plan Year.

             4.3.2 If the EBITDA for the Plan Year is equal to at least 91% of the EBITDA Commitment for such Plan Year, the EBITDA Realization Multiplier is 0.10.

             4.3.3 If the EBITDA for the Plan Year is between 90% and 100% of the EBITDA Commitment for such Plan Year, the EBITDA Realization Multiplier is
 .10 for each full percentage point by which EBITDA exceeds 90% of the EBITDA Commitment, not to exceed 1.00 (if EBITDA for the Plan Year equals the EBITDA


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
Commitment). Thus, for example, if EBITDA for the Plan Year equals 95% of the EBITDA Commitment, the EBITDA Realization Multiplier is .50; if EBITDA equals 98% of the EBITDA Commitment, the EBITDA Realization multiplier is .80.

             4.3.4 If the EBITDA for the Plan Year is equal to the EBITDA Commitment for such Plan Year, the EBITDA Realization Multiplier is 1.00.

             4.3.5 If the EBITDA of Fiberite, Inc. for the Plan Year exceeds the EBITDA Commitment for such period, the EBITDA Realization Multiplier will be
1.00 plus .05 for each full percentage point by which EBITDA exceeds 100% of EBITDA Commitment, not to exceed 2.00 (in the case where EBITDA for the Plan Year equals 120% of the EBITDA Commitment). In no event will the EBITDA Realization Multiplier exceed 2.00. Thus, for example, if EBITDA equals 110% of the EBITDA Commitment, the EBITDA Realization Multiplier is 1.50. If EBITDA equals 114% of the EBITDA Commitment, the EBITDA Realization Multiplier is 1.70.

             4.3.6 The EBITDA Realization Multiplier is set forth in tabular form in Table A attached hereto.

         4.4 Management Factor. The Chief Executive Officer of Fiberite, Inc. shall review the proposed amount of incentive compensation (i.e., Salary X Pay Grade Factor X EBITDA Realization Multiplier) to be paid to each Covered Employee for the Plan Year. Based upon such review, the Chief Executive Officer may, in his sole and absolute discretion, adjust the proposed amount of incentive compensation payable to any Covered Employee upwards or downwards by multiplying the incentive compensation times a "Management Factor" selected by the Chief Executive Officer for the Covered Employee. The Management Factor is a number between .95 and 1.05 separately selected by the Chief Executive Officer for each Covered Employee. The selection of the Management Factor for any Covered Employee within the range set forth in the preceding sentence shall be in the sole and absolute discretion of the Chief Executive Officer of Fiberite, Inc. In the event that the Chief Executive Officer determines that the Management Factor for any Covered Employee should be less than .95 or should exceed 1.05, the Management Factor shall be selected by joint agreement of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

         4.5 In order to be eligible for incentive compensation under the Plan for a Plan Year, a Covered Employee must be employed on the last day of the Plan Year or must have terminated employment during the Plan Year due to (i) lay-off, reduction in force or other involuntary termination (except a termination "for cause"); (ii) death or total disability (within the meaning of Section 72(m)(7) of the Internal Revenue Code); or (iii) attainment of age 65. For purposes of this Plan, termination for cause shall mean termination for any of the following reasons: (i) theft, dishonesty or falsification of business records of Fiberite, Inc. or any affiliate; (ii) improper use or disclosure of confidential or proprietary information of Fiberite, Inc. or any affiliate; (iii) any action by the Covered Employee which has a


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
detrimental effect on the business or reputation of Fiberite, Inc. or any affiliate; (iv) the Covered Employee's failure or inability to perform reasonably assigned duties; (v) any material breach by Covered Employee of an employment agreement which is not cured pursuant to the terms of the agreement; or (vi) the Covered Employee's conviction of any criminal act which impairs his or her ability to perform duties for Fiberite, Inc. or any affiliate.

         4.6 Incentive compensation payments shall be prorated for Covered Employees not actively employed for the entirety of the Plan Year. In such case, incentive compensation shall be based on the Covered Employee's actual Salary received during the Plan Year and not on annualized Salary.

5.       Time of Payment.

         Incentive compensation payments under this Plan for a Plan Year shall be paid to Covered Employees at the time and in the manner determined by the Board of Directors, but in no event later than March 15 of the following Plan Year. All payments under the Plan shall be subject to appropriate payroll withholdings and deductions.

6.       Amendment, Modification, and Termination of the Plan.

         This Plan may be amended, modified or terminated at any time and for any reason by resolution of the Board of Directors of Fiberite, Inc.

7.       Administration.

         7.1 Except as set forth in Section 4.4 with respect to the selection of the Management Factor by the Chief Executive Officer, the Board of Directors of Fiberite, Inc. shall be the sole judge of questions of interpretation and application of the terms of this Plan, and its interpretation of the terms and calculations described herein and all of its decisions under the Plan shall be binding. The Board of Directors and the Chief Executive Officer shall have the broadest discretion available under law with respect to their administration of the Plan. The Board may delegate its rights and duties under this Plan to any committee or person. Any action by the Board of Directors with respect to this Plan or its delegates shall be final, conclusive and binding on all persons.

         7.2 Each member of the Board of Directors, the Chief Executive Officer and any person to whom administrative duties with respect to the Plan have been delegated shall be entitled to rely or act upon in good faith any report or other information furnished to him or her by any officer or other employee of Fiberite, Inc., and any independent certified public accountant, or other professional retained by Fiberite, Inc. to assist in the administration of the Plan or its operations. No member of the Board of Directors of Fiberite, Inc., nor the Chief Executive Officer or any officer or employee of Fiberite, Inc. acting with respect to the Plan shall be personally


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
liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such persons shall, to the fullest extent permitted by law, be fully indemnified and protected by Fiberite, Inc. with respect to any such action, determination, or interpretation.

         7.3 Any disputes concerning the interpretation, application or meaning of the Plan shall be arbitrated pursuant to the rules for Commercial Arbitration of the American Arbitration Association. Such arbitration shall take place in Tempe, Arizona or other location determined solely by Fiberite, Inc.

8.       Nontransferability.

         The right to any incentive compensation payable under the Plan shall not be transferable by a Covered Employee except by will or the laws of descent and distribution. A Covered Employee's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Covered Employee's creditors except as required by law.

9.       No Right to Continued Employment or Service.

         Neither the Plan nor any action taken hereunder shall be construed as giving any Covered Employee the right to be retained in the employ or service of Fiberite, Inc. or any affiliate, nor shall it interfere in any way with the right of Fiberite, Inc. or any affiliate to terminate any Covered Employee's employment at any time.

10.      Unfunded Status of the Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Covered Employee pursuant to the Plan, nothing contained in the Plan shall give any such Covered Employee rights that are greater than those of a general unsecured creditor of Fiberite, Inc.

11.      Nonexclusivity of the Plan.

         The adoption of the Plan shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options, awards and incentive compensation otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

12.      Governing Law.

         The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan shall be determined in accordance with the laws of Arizona without giving effect to principles of conflict of laws.


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
13.      Effective Date.

         The Plan shall become effective as of January 1, 1996.

                  Adopted this 10th day of May, 1996.

                                         FIBERITE, INC.


                                         By: /s/ James E. Ashton
                                             ----------------------------
                                             James E. Ashton
                                             Its: Chief Executive Officer


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
                                     TABLE A
                        OF EBITDA REALIZATION MULTIPLIER


=========================================================================================
EBITDA as a Percentage of EBITDA                            EBITDA Realization Multiplier
Commitment
-----------------------------------------------------------------------------------------
less than 91%                                                  0
-----------------------------------------------------------------------------------------
91.00% to 91.99%                                             .10
-----------------------------------------------------------------------------------------
92.00% to 92.99%                                             .20
-----------------------------------------------------------------------------------------
93.00% to 93.99%                                             .30
-----------------------------------------------------------------------------------------
94.00% to 94.99%                                             .40
-----------------------------------------------------------------------------------------
95.00% to 95.99%                                             .50
-----------------------------------------------------------------------------------------
96.00% to 96.99%                                             .60
-----------------------------------------------------------------------------------------
97.00% to 97.99%                                             .70
-----------------------------------------------------------------------------------------
98.00% to 98.99%                                             .80
-----------------------------------------------------------------------------------------
99.00% to 99.99%                                             .90
-----------------------------------------------------------------------------------------
100% to 100.99%                                             1.00
-----------------------------------------------------------------------------------------
101.00% to 101.99%                                          1.05
-----------------------------------------------------------------------------------------
102.00% to 102.99%                                          1.10
-----------------------------------------------------------------------------------------
103.00% to 103.99%                                          1.15
-----------------------------------------------------------------------------------------
104.00% to 104.99%                                          1.20
-----------------------------------------------------------------------------------------
105.00% to 105.99%                                          1.25
-----------------------------------------------------------------------------------------
106.00% to 106.99%                                          1.30
-----------------------------------------------------------------------------------------
107.00% to 107.99%                                          1.35
-----------------------------------------------------------------------------------------
108.00% to 108.99%                                          1.40
-----------------------------------------------------------------------------------------
109.00% to 109.99%                                          1.45
-----------------------------------------------------------------------------------------
110.00% to 110.99%                                          1.50
-----------------------------------------------------------------------------------------
111.00% to 111.99%                                          1.55
-----------------------------------------------------------------------------------------
112.00% to 112.99%                                          1.60
-----------------------------------------------------------------------------------------
113.00% to 113.99%                                          1.65
-----------------------------------------------------------------------------------------
114.00% to 114.99%                                          1.70
-----------------------------------------------------------------------------------------


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

-----------------------------------------------------------------------------------------
115.00% to 115.99%                                          1.75
-----------------------------------------------------------------------------------------
116.00% to 116.99%                                          1.80
-----------------------------------------------------------------------------------------
117.00% to 117.99%                                          1.85
-----------------------------------------------------------------------------------------
118.00% to 118.99%                                          1.90
-----------------------------------------------------------------------------------------
119.00% to 119.99%                                          1.95
-----------------------------------------------------------------------------------------
120.00% or above                                            2.00
=========================================================================================


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
                               FIRST AMENDMENT TO

             FIBERITE, INC. MANAGEMENT INCENTIVE COMPENSATION PLAN



                        Pursuant to Section 6 of the Fiberite, Inc. Management Incentive Compensation Plan (the "Plan"), said Plan is hereby amended as follows:

                        1. Section 4.2 of the Plan is revised by adding the following language at the end of said Section:

                        Notwithstanding the preceding provisions of this
                        Section 4.2, the Chief Executive Officer of
                        Fiberite, Inc. May, in his sole and absolute discretion, adjust the Pay Grade Factor for any Covered Employee upwards (to a Factor not exceeding the next highest Factor) or downwards (to a Factor not less than the immediately preceding Factor).
                        For example, the Chief Executive Officer may determine that a Covered Employee at Pay Grade 37 (Pay Grade Factor of 10%) should instead have a Pay Grade Factor of 15% for a specific Plan Year or a Pay Grade Factor of 8% for a specific Plan Year. Any such adjustments in Pay Grade Factor made by the Chief Executive Office shall be communicated to the affected Covered Employee.

                        The Effective Date of this First Amendment shall be January 1, 1996.



                        Adopted this 8th day of July, 1996.

                                          FIBERITE, INC.



                                          By:  /s/ James E. Ashton
                                               ----------------------------
                                               James E. Ashton
                                               Its: Chief Executive Officer